UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    May 19, 2017

 BAB, Inc.

(Exact name of registrant as specified in its charter)

Delaware	36-4389547

(State or other jurisdiction of incorporation)	(IRS Employer or organization Identification No.)

500 Lake Cook Road, Suite 475   Deerfield, Illinois 60015

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number: (847) 948-7520

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

□     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

The information included in item 3.03 below and Amendment No. 3 to Preferred Shares Rights Agreement filed as Exhibit Number 99.2 to this current report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On May 19, 2017 the Board of Directors approved Amendment No.3 to the Company’s Preferred Shares Rights Agreement dated as May 6, 2013. The amendment revises the definition of “Final Expiration Date” to mean the seventh anniversary of the date of the Preferred Shares Rights Agreement.

Item 9.01 Financial Statements and Exhibits

The following is filed as an Exhibit to this current report on form 8-K:

Exhibit 99.2                           Amendment No. 3 to Preferred Shares Rights Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAB, Inc.

(Registrant)

By: /s/ Michael K Murtaugh

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Michael K. Murtaugh, General Counsel and Secretary

Date: May 22, 2017